SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 15, 2005 (April 15, 2005)

PRIVATE BUSINESS, INC.
(Exact name of registrant as specified in its charter)

Tennessee	000-25959	62-1453841

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9020 Overlook Boulevard, Third Floor, Brentwood, Tennessee 37027

(Address of principal executive offices)

615-221-8400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes to Registrant’s Certifying Accountants

          (a)          On April 15, 2005, Private Business, Inc. (the “Company”), acting upon the recommendation and approval of its Audit Committee, dismissed its independent registered public accounting firm, Ernst & Young LLP (“E&Y”),  effective immediately.

During the two year period ended December 31, 2004, and for the subsequent period through the date hereof, there were no disagreements between the Company and E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to E&Y’s satisfaction would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the Company’s consolidated financial statements for such periods.

None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within the two year period ended December 31, 2004 and for the subsequent period through the date hereof.

The audit reports of E&Y on the consolidated financial statements of the Company and subsidiaries for the two years in the period ended December 31, 2004 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. The Company provided E&Y with a copy of the foregoing disclosures.

          (b)          On April 15, 2005, the Company’s Audit Committee engaged Grant Thornton LLP (“Grant Thornton”) to replace E&Y as the Company’s new independent registered public accounting firm.  During the two year period ending December 31, 2004 and the during the interim period thereafter, the Company did not consult Grant Thornton with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

The Company provided E&Y with a copy of this Form 8-K prior to its filing with the Securities and Exchange Commission and requested that E&Y furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements.  A copy of E&Y’s letter dated April 15, 2005, is attached as Exhibit 16.1 to this Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

          (c) Exhibits

Number	Exhibit

16.1	Letter of Ernst & Young LLP regarding change in certifying accountant

99.1	Press Release dated April 15, 2005.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PRIVATE BUSINESS, INC.

By:	/s/ MICHAEL BERMAN

Name:	Michael Berman
Title:	General Counsel and Secretary

Date:     April 15, 2005

EXHIBIT INDEX

Number	Exhibit

16.1	Letter of Ernst & Young LLP regarding change in certifying accountant

99.1	Press Release dated April 15, 2005.

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